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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in the Annual Report of Integral Systems Inc. on Form 10-KSB of our report dated November 20, 1999, on our audits of the consolidated financial statements of Integral Systems, Inc. and its subsidiaries as of September 30, 1999 and for the years ended September 30, 1999 and 1998.


                                        /s/ Rubino & McGeehin, Chartered
                                        ---------------------------------
                                        Rubino & McGeehin, Chartered
                                        Certified Public Accountants

Bethesda, Maryland
December 17, 1999